Paypal Funds

PayPal Money Market Fund (the “Fund”)

Supplement dated September 10, 2007 to the

Prospectus and Statement of Additional Information, each dated April 30, 2007.

Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectuses and Statement of Additional Information.

On July 2, 2007, State Street Corporation (“SSC”) acquired Investors Financial Services Corporation, the parent company of Investors Bank & Trust Company (“IBT”), and IBT merged with and into State Street Bank and Trust Company (“State Street”), a subsidiary of SSC. As a result, State Street now serves as administrator, custodian, and fund accounting services agent with respect to the Fund.  State Street has principal offices located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. All references in the Fund’s Statement of Additional Information to Investors Bank & Trust Company and IBT are changed to State Street Bank and Trust Company and State Street, respectively.